                                                                    EXHIBIT 10.2

                        COOPERATIVE MARKETING AGREEMENT


     Whereas Image Sciences, Inc. "You," may provide various value added skills, such as systems management, systems integration, networking, image management, and have insight concerning the identity of prospects in the Territory, and have knowledge concerning the applicability of Xerox Products to the business of such prospects; Whereas Xerox Corporation, "Xerox" may provide various value added skills, such as systems management, systems integration, networking, image management, and have insight concerning the identify of prospects in the Territory, and have knowledge concerning the applicability of Your Products to the business of such prospects. Whereas You and Xerox each wish to engage the other as a non-exclusive, Cooperative Marketing Associate within the Territory; and Whereas each of Xerox and You is willing to accept such appointment by the other, and to undertake to provide such services pursuant to the terms of this Agreement. Now, therefore You and Xerox agree as follows:

                               TABLE OF CONTENTS
                               -----------------

Article             Title
-------             -----

ARTICLE I           DEFINITIONS
ARTICLE II          TERM
ARTICLE III         RESPONSIBILITIES OF THE PARTIES
ARTICLE IV          PRODUCT TESTING AND DEMONSTRATION
ARTICLE V           CUSTOMER SUPPORT
ARTICLE VI          TRAINING
ARTICLE VII         CONFIDENTIAL INFORMATION
ARTICLE VIII        TRADEMARKS AND LOGOS
ARTICLE IX          INDEMNIFICATION
ARTICLE X           RIGHTS OF PARTIES UNDER DEVELOPED
                    INTELLECTUAL PROPERTY RIGHTS
ARTICLE XI          TERMINATION
ARTICLE XII         GENERAL PROVISIONS

Image Sciences and Xerox agree that the terms and conditions of this Agreement will govern Your participation and marketing activities under their mutual Cooperative Marketing Program. This Cooperative Marketing Agreement is entered into by and between You and Xerox, as of ______________, 1994.

                                I.  DEFINITIONS

     1.01  Confidential Information.  All confidential and proprietary
           ------------------------
information which in any way relates to the function, description, or operation of Xerox Products or Your Products, including, without limitation, data, designs, processes, specifications, drawings, schematics, software in both source and object code and trade secrets, together with non-public information such as that relating to suppliers, manufacturing techniques, service information, know how, product program schedules, project plans, financial projections, business correspondence, and such other similar non-public information.

     1.02  Customer.  An end-user customer in the Territory who purchases,
           --------
leases or licenses Xerox Products or Your Products for its own use and not for remarketing and who is neither a U.S. government agency, nor a prime contractor or subcontractor with a U.S. government agency where such purchase, lease and/or license relates to goods or services to be provided to such agency.

     1.03  Effective Date.  The date first above written.
           --------------

     1.04  Products.  As the context requires, Xerox Products and/or Your
           --------
Products.

     1.05  Program.  Xerox/Image Sciences Alliance Program.
           -------

     1.06  Territory.  Jurisdictions set forth in Exhibit A.
           ---------

     1.07  You.  Image Sciences, Inc.
           ---

     1.08  Your Products.  Products and/or services identified in Schedule 1.
           -------------

     1.09  Xerox.  Xerox Corporation, a New York corporation.
           -----

     1.10  Xerox Products.  Xerox Products identified in Schedule 2 and/or
           --------------
Exhibit B.

                                   II.  TERM

     2.01  Term.  Subject to earlier termination as provided in Article XI, the
           ----
term of this Agreement will commence on the Effective Date and will be for a period of two years, subject to automatic successive annual one-year renewal periods.

                     III.  RESPONSIBILITIES OF THE PARTIES

     3.01  Your Responsibilities.  If Image Sciences intends to refer Xerox
           ---------------------
Products or jointly market with Xerox to a Customer in conjunction with Your Products, you will notify the Xerox Sales Representative responsible for that Customer of such marketing opportunity as soon as practicable.

     3.02  Xerox Responsibilities.  If Xerox intends to refer Your Products or
           ----------------------
jointly market with you to a Customer in conjunction with Xerox Products, Xerox will notify Your Sales

Representative responsible for that Customer of such marketing opportunity as soon as practicable.

     3.03  Joint Responsibilities.  (a)  Xerox and You will each appoint a
           ----------------------
manager to oversee the Program. These managers will be responsible for resolving issues that may from time to time arise, will meet at least twice per calendar year, and will be responsible for planning and developing a marketing program plan to facilitate the promotion of Products.

          (b) Xerox will supplement Schedule 2 and / or Exhibit B and You will supplemental Schedule 1 to add respective products which each desires to be subject to this Agreement. If either party discontinues marketing any Products listed on the Schedules or Exhibits hereto, that party will notify the other of such fact, and that within at least 120 days from that date of notice, such Product will be deleted from the applicable Schedule or Exhibit.

          (c) Xerox and You each will

              (i)    independently set prices for Products;
              (ii) except as otherwise agreed independently market Products to Customers in the Territory; and
              (iii) be responsible for installing and maintaining respective Products as well as providing Customer training with respect to such Products;

          (d) Xerox and You will honor the other's reasonable requests for consultations and visits to each other's facilities for purposes of fulfilling the intent of or performing our respective obligations under this Agreement;

          (e) Xerox and You may develop Customer demonstrations and proposals, and may conduct joint sales calls and Customer briefings;

          (f) Xerox and You may incorporate the other's marketing proposals into marketing proposals for the respective Products;

          (g) Xerox and You may act as the other's prime contractor or subcontractor as required by the Customer.

                    IV.  PRODUCT TESTING AND DEMONSTRATION

     4.01 Xerox and You agree that each party will be responsible for the technical and administrative support of its own Products, and that Program Managers will jointly develop procedures to facilitate the resolution of mutual technical issues and problems regarding our Products.

                              V.  CUSTOMER SUPPORT

     5.01 Xerox and You agree that each party will be responsible for the technical and administrative support of its own Products and that both parties will jointly develop procedures to facilitate resolution of technical problems affecting Products.

                                 VI.  TRAINING

     6.01  Your Product Training.  You will provide to Xerox, on terms to be
           ---------------------
agreed upon by You and Xerox, product training sufficient to provide a reasonable number of Xerox sales representatives and analysts with a working knowledge of Your Products.

     6.02  Xerox Product Training.  Xerox will provide, on terms to be agreed
           ----------------------
upon by You and Xerox, product training sufficient to provide a reasonable number of Your sales representatives and analysts with a working knowledge of Xerox Products.

     6.03  Documentation.  The parties will provide to each other one set of
           -------------
sales representative training documentation and will grant the other the restricted right to reproduce such documents solely for Customer demonstrations and training of our respective sales representatives and sales management relative to Products.

                         VII.  CONFIDENTIAL INFORMATION

     7.01 We agree that it may be necessary from time to time to exchange Confidential Information.

     7.02 We agree to safeguard all Confidential Information received or to be received from each other and will not disclose such information to any third party without the prior authorization from the other, and will further restrict circulation of Confidential Information within our own organization except of this Agreement. All Confidential Information will remain the property of the disclosing party.

     7.03 In order to be subject to the provisions of this Article VII, Confidential Information which is to be disclosed after the Effective Date must be disclosed either

           (i) by written or electronic communication which is appropriately labeled so as to give reasonable notice to anyone reading the communication that the contents thereof are confidential and proprietary or

           (ii) by oral disclosure, in which case the party making the disclosure must, at the time the disclosure is made, state to the recipient thereof that the contents of the disclosure are confidential and proprietary, and must further reduce the confidential and proprietary contents of the disclosure to a written or electronic communication, appropriately labeled as required by clause (i) above, which is delivered to said recipients within ten (10) days after the oral disclosure or execution of this Agreement, whichever is later.

     7.04  The receiving party will be released from the obligations of Section
7.02 with respect to any particular portion of Confidential Information when:

           (a) the receiving party can document that:

               (i) it was in the public domain at the time of the disclosing party's communication thereof to the receiving party;

               (ii) it entered the public domain through no fault of the receiving party subsequent to the time of the disclosing party's communication thereof to the receiving party.

               (iii) it was in the receiving party's possession free of any obligation of confidence at the time of the disclosing party's communication thereof to the receiving party.

               (iv) it was rightfully communicated to the receiving party free of any obligation of confidence subsequent to the time of the disclosing party's communication thereof to the receiving party, or

               (v) it was independently developed by the receiving party without reference to the Confidence Information of the disclosing party; or

           (b) it was communicated by the disclosing party to a third party free of any obligation of confidence; or

           (c) It is after three (3) years after the disclosing party's communication thereof to the receiving party.

     7.05 All materials including, without limitation, documents, drawings, models, apparatus, sketches, designs, and lists furnished to one party by another and which are designated in writing to be the property of such party will remain the property of such party and will be returned to such party promptly at its request with all copies made thereof.

                          VIII.  TRADEMARKS AND LOGOS

     8.01 The trademarks and trade names under which each party markets Products will remain the exclusive property of such party. This Agreement gives the other party no rights therein except that during the term of this Agreement each party grants to the other a restricted license to reproduce such trademarks and trade names in publications and under written terms and conditions as may hereafter be approved by the granting party.

                              IX.  INDEMNIFICATION

     9.01  Intellectual Property.  Each party represents and warrants to the
           ---------------------
other that it has sufficient right, title and interest in and to the Products to enter into this Agreement and further warrants that it is not aware that its Products infringe any patent, copyright or other proprietary right of a third party of a possibility that its Products might infringe any patent, copyright or other proprietary right of a third party.

     9.02  General.  Each party (the "indemnifying Party") will defend and hold
           -------
harmless the other party (the "indemnified Party") from, and pay any amount due, any claim, action or other proceeding brought against the Indemnified Party arising from the use and marketing of the Indemnifying Party's Product, providing that the Indemnified Party promptly notified the Indemnifying Party in writing of any action or claim, allows the Indemnifying Party at its expense, to direct the defense, gives the Indemnifying Party sufficient information in the Indemnified Party's possession and reasonable assistance required to defend such suit, claim or proceeding, but at no out-of-pocket expense to the Indemnified Party, and allows the Indemnifying Party to pay any judgment, provided further that the Indemnifying Party will have no liability for any claim, action or other proceeding based upon acts or omissions by the Indemnified or for settlements or costs incurred without the knowledge of the Indemnifying Party. To avoid infringement the Indemnifying Party may, at the Indemnifying Party's option, and at no charge to the Indemnified Party, obtain a license, or modify the Indemnifying Party's Products so that they no longer infringe, but only if the modification is still an equivalent of the Indemnifying Party's Products, or substitute an equivalent of the Indemnifying Party's Products.

                          X.  RIGHTS OF PARTIES UNDER
                     DEVELOPED INTELLECTUAL PROPERTY RIGHTS

     10.01 Unless otherwise agreed on writing by the parties, ownership of any writings, discoveries, inventions or innovations ("Improvements") arising out of the cooperation of the parties pursuant to this Agreement will reside with the party whose employee(s) or agent(s)

            (i) first conceived the Improvements, in the case of patentable Improvements, and

            (ii) in the case of copyrightable improvements, first fix the Improvement in any tangible medium of expression, now known or later developed, from which it can be perceived, either directly or with the aid of a machine or device.

     10.02 Each party who is an owner of an Improvement will be responsible in its sole discretion for conducting its own plans and programs relative to filing for and maintaining patent rights, trade secretes, mask works, copyrights or other registerable or applied for intellectual property rights in one or more countries of the world.

                                XI.  TERMINATION

     11.01  Termination for Cause.
            ---------------------

            (a) Either party may terminate this Agreement upon written notice of termination to the other party in any of the following events:

                (i) the other party materially breaches this Agreement and such breach remains uncured for thirty (30) days following written notice of breach by the terminating party; provided, however, that in the case of a repeat of a material breach earlier cured, the new cure period will be ten (10) days; or

                (ii) causes beyond the reasonable control of the other party delay its performance for more than thirty (30) days; provided, however, that in the case of a repeated force majeure delay earlier cured, the new cure period will be ten (10) days; or

                (iii) a petition for relief under any bankruptcy legislation is filed by or against the other party, or the other party makes an assignment for the benefit of creditors, or a receiver is appointed for all or a substantial party of the other party's assets, and such petition, assignment or appointment is not dismissed or vacated within thirty (30) days; or

                (iv) change in majority ownership or change of control of the other party.

            (b) Either party may terminate this Agreement without cause, upon ninety days written notice of termination to the other party.

     11.02  Survival.  The provisions of this Agreement will, to the extent
            --------
applicable, survive the expiration or any termination hereof.

                            XII.  GENERAL PROVISIONS

     12.01  LIMITATION OF LIABILITY.  EXCEPT AS SET FORTH HEREIN, NEITHER PARTY
            -----------------------   -----------------------------------------
WIll BE LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR
-----------------------------------------------------------------------
INCIDENTAL DAMAGES, WHETHER  ARISING IN CONTRACT OR IN TORT (INCLUDING BUT NOT
------------------------------------------------------------------------------
LIMITED TO NEGLIGENCE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.
-------------------------------------------------------------------

     12.02  Relationship of the Parties.
            ---------------------------

            (a) We agree that we are independent parties and neither of us is authorized to make any commitment or representation on the other's behalf.

            (b) During the term of this Agreement should the term "partnership", "partner" or "marketing partner" be used to describe the Cooperative Marketing relationship, we agree to make it clear to third parties that these terms refer only to the spirit of cooperation between us and do not describe or expressly or implied create the legal status of partners or joint venturers.

     12.03  Governmental Compliance.  Each party will comply fully with all
            -----------------------
federal, state and local laws and regulations relating to its obligations under this Agreement.

     12.04  Ethical Standards.  Each party agrees that, with respect to its
            -----------------
performance under this Agreement including any interaction with any employee of the other party pursuant to this Agreement, such party will not:

            (a) give or offer to give any gift or benefit to said employees,

            (b) solicit or accept any information, data services, equipment, or commitment from said employee unless same is

                (i) required or permitted to be solicited or accepted under a contract or other arrangement between Xerox and You, or

                (ii) made pursuant to a written disclosure agreement between Xerox and You, or

                (iii) specifically authorized in writing by the employee's management,

            (c) solicit or accept favoritism from said employee, or

            (d) enter into any outside business relationship with said employee without full disclosure to, and prior approval of, the employee's management. As used herein,

"employee" includes members of the employee's immediate family and household, plus any other person who is attempting to benefit from his or her relationship to the employee. A "party" in this context includes all employees and agents of the party. "Gift or benefit" includes money, goods, services, discounts, favors and the like in any form but excluding low value advertising items such as pens, pencils and calendars. "Favoritism" means partiality in promoting the interest of a party over that of other vendors. Such activity by either party will constitute breach of this Agreement by that party.

     12.05  Force Majeure.  Except as otherwise provided herein, neither party
            -------------
will be liable to the other for its failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control, provided that the party experiencing such delay promptly notifies the other party of the delay. In the event that such a delay by a party continues for more than sixty (60) days, the other party may, at its sole options, and in addition to its other rights and remedies under this Agreement or at law or in equity, suspend its obligations under this Agreement during the period of delay.

     12.06  Headings.  The headings and titles of the Articles of this Agreement
            --------
are inserted for convenience only and will not affect the construction or interpretation of any provision.

     12.07  Amendment.  This Agreement may be amended only by a written
            ---------
agreement duly signed by authorized representatives of both parties.

     12.08  Assignment.  Neither party will assign this Agreement or any rights
            ----------
and obligations thereunder to any third party without the express written permission of the other party, except that each party may assign this Agreement to an entity directly or indirectly controlling, controlled by, or under common control with Xerox.

     12.09  Severability.  If any provision of this Agreement is held invalid by
            ------------
any law, rule, order or regulation of any government, or by the final determination of any state or federal court, such invalidity will not affect the enforceability of any other provisions not held to be invalid.

     12.10  Waiver.  Any delay by either party to exercise any right or remedy
            ------
under this Agreement will not be construed to be a waiver of any other right or remedy hereunder. All of the rights of either party under this Agreement will be cumulative and may be exercised separately or concurrently.

     12.11  Alternate Dispute Resolution.  The parties will attempt to resolve
            ----------------------------
any dispute, controversy or claim arising under this Agreement in a non-judicial manner and forum. Any such dispute, controversy, or claim hereunder will be initially referred for resolution to the respective parties' Program Managers appointed pursuant to this Agreement. If such individuals cannot resolve the matter within sixty (60) days after the matter in dispute has been submitted to them for resolution, then the matter will be referred to one Vice-President of each of the parties for resolution within a subsequent sixty day period.

     12.12  Publicity.  Neither party will publicly disclose any information
            ---------
concerning this Agreement without the prior written consent of the other party.

     12.13  Controlling Law.  This Agreement will be governed by a construed in
            ---------------
all respects in accordance with the laws of the State of Texas.

     12.14  Entire Agreement.  This Agreement constitutes the entire agreement
            ----------------
of the parties as to the subject matter hereof and supersedes any all prior oral or written memoranda, understandings and agreements as to such subject matter.

     12.15  Notices.  Any notice which may be or is required to be given under
            -------
this Agreement will be written. Any written notices will be sent by registered mail or certified mail, postage prepaid, return receipt requested.

All such notices will be deemed to have been given when received, properly addressed pursuant to the addresses below:

Xerox Corporation

100 Clinton Ave
------------------------------------------
Rochester, NY  14644
------------------------------------------
(716) 423-5789
------------------------------------------
Attention:  Darryl Dobin
            ------------------------------

Images Sciences, Inc.

5910 North Central Expressway, Suite 800
------------------------------------------
Dallas, TX  75206
------------------------------------------
(214) 891-6500
------------------------------------------
Attention: James Morton
           -------------------------------

Cooperative Marketing Agreement
EXHIBIT A

                                              JOINT ENGAGEMENT FEE SCHEDULE
                                           for the United States of America
                                                               July 1, 1994

Image Sciences, Inc. and Xerox Corporation agree that the terms and conditions of this Exhibit A, an attachment to the Cooperative Marketing Agreement, will govern their participation and marketing activities within the Territory defined below.

                                I.  DEFINITIONS

     1.1  Qualified Image Science Joint Engagement.  The effort undertaken by
          ----------------------------------------
You in marketing Xerox Products to a Customer where, at a minimum, You will: (i) establish contact with the Customer; (ii) provide information regarding Xerox Products; (iii) maintain contact with the Customer throughout the sales cycle;
(iv) offer to provide complementary products and or services to support Xerox Products, and [v] provide Xerox with the prospect name as reflected on Schedule 3, "JOINT ENGAGEMENT TEAMING AGREEMENT," which will be mutually agreed to, and which shall be duly signed by Your authorized representative and the authorized Xerox representative.

     1.2  Qualified Xerox Joint Engagement.  The effort undertaken by Xerox in
          --------------------------------
marketing Your Products to a Customer where, at a minimum, Xerox will: (i) establish contact with the Customer; (ii) provide information regarding Your Products; (iii) maintain contact with the Customer throughout the sales cycle;
(iv) offer to provide complementary products and or services to support Your Products, and [v] provide You with a prospect name as reflected on Schedule 3, "JOINT ENGAGEMENT TEAMING AGREEMENT", which will be mutually agreed to, and which shall be duly signed by Xerox' authorized representative and the authorized Image Sciences representative.

     1.3  Disclosed Other Qualified Participants.  The non-Xerox, non-Image
          --------------------------------------
Sciences parties for a joint engagement commission and disclosed on Schedule 3, "JOINT ENGAGEMENT TEAMING AGREEMENT".

     1.4  Territory.  The jurisdiction of the United States of America, and its
          ---------
territories and possessions.

     1.5  You.  Image Sciences, Inc.
          ---

     1.6  Your Products.  Those products and/or services identified in
          -------------
Schedule 1.

     1.7  Products.  As the context requires, Xerox Products and/or Your
          --------
Products.

     1.8  Xerox.  Within the context of this Exhibit A, means Xerox Corporation
          -----
operations within the United States of America, and its territories and possessions.

     1.9  Xerox Products.  Those Xerox Products identified in Schedule 2.
          --------------

                                II.  COMMISSIONS

     2.1  Commissions.
          -----------

          (a) If You participate in a Qualified Image Sciences Joint Engagement with a Customer in the Territory and Xerox either sells, licenses to or leases (with an initial term of one year) or licenses to such Customer one or more newly installed Xerox Products where the Customer's purchase, lease or license of such Xerox Products was based upon a Qualified Approved Joint Engagement and there are no Disclosed Other Qualified Participants, Xerox will either pay a commission equal to a percentage of the price invoiced to the Customer for such purchase, lease or license net of any assessed taxes, duties, freight and insurance charges; or a fixed dollar fee, in each case as set forth in Section 2.4 below. Amounts set forth in Section 2.4 below shall be reduced in an equitable manner as determined by Xerox when there are disclosed other qualified participants.

          (b) If Xerox makes a qualified Xerox referral to a Customer in the Territory and Image Sciences either sells, licenses to or leases (with an initial term of one year) to such Customer one or more newly installed Image Science Products where the Customer's purchase, lease or license of such Your Products was based upon a Qualified Xerox Referral and there are no Disclosed Other Qualified Participants, You will either pay a commission equal to a percentage of the price invoiced to the Customer for such purchase, lease or license net of any assessed taxes, duties, freight and insurance charges; or a fixed dollar fee, in each case as set forth in Section 2.5 below. Amounts set forth in Section 2.5 below shall be reduced in an equitable manner as determined by Image Sciences when there are disclosed other qualified referrals.

          (c) Either party may, at any time during the term hereof and upon written notice to the other, amend this Exhibit A to change the commission percentage or fixed dollar amount for any of the party's Products; provided, however, that any such change shall be applicable only as to commissions earned after the effective date of the change.

     2.2  Payment.  Each party's obligation to pay fees shall accrue upon
          -------
installation and acceptance of its Products by the Customer. Each party will use reasonable efforts to pay such fees to the other within thirty (30) days after the end of each calendar quarter during which the installation and acceptance of the party's Product occurred. Each party shall provide to the other within 30 days of the end of each calendar quarter an installation report reflecting the number of units of Products installed as the result of a Qualified Engagement by the other, the amount of fees payable for each Product, and the Customer name an the installation address of the Products for which a fee is payable.

     2.3  Reversal.  In the event that either party for any reason reverses a
          --------
sale, lease and/or license transaction of any Product as to which a commission has been paid under this Agreement, and such reversal occurs within six (6) months of the date the Customer accepted such Product following its installation, then the party shall debit the amount of such commission against the next quarterly payment to be made by that party under Section 2.1.

     2.4  (A) Commission Schedule for Xerox Products When Sold or Leased
              -------------------

      Product Model/Name                               Single
      ------------------                               ------
                                                       Unit Sale
                                                       ---------
                                                       Fee
                                                       ---
      4136 Production Laser Printing System               $9,900

      4135 DDS Prod Laser Printing System                  6,100

      4890 Laser Printing System                           7,300

      9790 MICR Printer                                    5,000

      4850 HighlightColor Laser Printing System            4,500

      4450 Laser Printing System                           4,500

      4050 Laser Printing System                           4,500

      4050 Budget Lease Laser Printing Sys                 2,750

      4235 Laser Printing System                           2,500

      4220 MRP                                               800

      4219 MRP                                               360

      4215 MRP                                               240

      4197 MICR Printer                                      250

      DocuTech Production Publisher 135                   11,700

      DocuTech Network Publisher 135 (upgrade)*            3,500

      DocuTech Network Publisher 135                      12,600

      DocuTech Production Publisher 90                     8,100

      DocuTech Network Publisher 90 (upgrade)*             3,500

      DocuTech Network Publisher 90                        7,800

      DocuTech Network Server                              1,800

      DocuTech Media Server                                1,500

      DocuTech Extended Storage                            2,400

      DocuTech Signature Booklet Maker                     3,600

      DocuPrint 390                                        8,400

      DocuPrint 350 Highlight Color                        7,500

      DocuPrint 390 Highlight Color                       12,000

      5775 Digital Color Copier/Printer                    2,100

      5775 Digital Color Copier/Printer (upgrade)*         3,500

      EFI FIERY Controller 150                             1,800

      EFI FIERY Controller 200                             2,200

      4700 Color Laser Printing System                     2,500

-------------------------------------

* Upgrade fees are for connectivity with or without server(s) - no fees are paid for servers with upgrades.

     2.4  (B)  Commission Schedule for Xerox Products Which Qualify Under the
               -------------------
Xerox Trade-In Program (XTI)**


      Model Number/Product Name                      Single Unit
      -------------------------                      -----------
                                                    Trade-in Fee
                                                    ------------
                                                           (XTI)
                                                           -----
      4135 Production Laser Printing System               $6,500

      4890 Laser Printing System                           5,600

      4850 Color Laser Printing System                     3,500

      4450 Professional Printing System                    3,500

      4050 Laser Printing System                           3,500

      4235 Laser Printing System                           1,500

      4220 MRP                                               675

      4219 MRP                                               300

      4215 MRP                                               240

      4197 MICR Printer                                      180

      DocuTech Production Publisher 135                    3,000

      DocuTech Network Publisher 135                       3,500

      DocuTech Production Publisher 90                     2,000

      DocuTech Network Publisher 90                        2,500

      5775 Digital Color Copier/Printer                    1,500

      4700 Color Laser Printing System                     1,500

---------------------------------

**No fees are paid for trades from Xerox 5090s or Xerox 5390s.

     2.5.  Commission Schedule for Image Sciences Products:
           -------------------

                                                     Single Unit
      Product Name                                      Sale Fee
      ------------                                      --------
      PrintCommander                                  $   400.00

      PrintCommander (Corporate)                        1,500.00

      TagCommander                                        200.00

      GrafxCommander                                       90.00

      Rule Commander                                      135.00

      DocuSolve                                           400.00

      DocuSolve (Corporate)                             6,000.00

      ViewCommander                                       350.00

      ViewCommander (Corporate)                         3,000.00

      DocuMerge/Windows (Meta)                          1,000.00

      DocuMerge 0S/2                                    1,000.00

      DocuMerge UNIX                                    1,500.00

      DocuMerge (Corporate)                             8,250.00

      IRIS/2                                            1,000.00

      IRIS/UNIX                                         1,200.00

      IRIS/(site)                                       6,000.00

      DocuMerge (MVS)                                   4,000.00

      DocuMerge (VSE)                                   4,000.00

      IRIS/MVS                                          2,700.00

      Template Technology                                 540.00

      DynaComp                                            450.00

      DCF/Plus                                            800.00

      C.A.P.P                                          25,000.00

                                                                           XEROX

Cooperative Marketing Agreement
EXHIBIT A
SCHEDULE 1


                                                         Image Sciences Products
                                                                    July 1, 1994

Image Sciences Products. Those products and/or services listed below:
-----------------------

     PRODUCTS                                          PRODUCT CODES
     --------                                          -------------
     PrintCommander                                           422230

     PrintCommander (Corporate)                               421730

     TagCommander                                             460230

     GrafxCommander                                           521130

     Rule Commander                                           451130

     DocuSolve                                                401230

     DocuSolve (Corporate)                                    401730

     ViewCommander                                            411230

     ViewCommander (Corporate)                                411730

     DocuMerge/Windows (Meta)                                 431230

     DocuMerge OS/2                                           431240

     DocuMerge UNIX                                           431250

     DocuMerge (Corporate)                                    431750

     IRIS/2                                                   481250

     IRIS/UNIX                                                481290

     IRIS/(site)                                              481750

     DocuMerge (MVS)                                          001310

     PRODUCTS                                          PRODUCT CODES
     --------                                          -------------
     DocuMerge (VSE)                                          001320

     IRIS/MVS                                                 121310

     Template Technology                                      151310

     DynaComp                                                 152310

     DCF/Plus                                                 170300

     C.A.P.P.                                                 890000

                                                                           XEROX


Cooperative Marketing Agreement
EXHIBIT A
SCHEDULE 1


                                                         Image Sciences Products
                                                                    July 1, 1994

Xerox Products.  The list of Xerox products is provided below:
--------------

Product Model/Name
------------------

4135 Production Laser Printing System
4135 DDS Production Laser Printing System
9790 Laser Printing System
4890 Laser Printing System
4850 Highlight Color Laser Printing System
4450 Laser Printing System
4050 Laser Printing System
4235 Laser Printing System
4220 MRP
4219 MRP
4215 MRP
4197 MICR Printer
DocuTech Production Publisher 135
DocuTech Production Publisher 90
DocuTech Network Publisher 135
DocuTech Network Publisher 90
DocuTech Network Server
DocuTech Media Server
DocuTech Extended Storage
DocuTech Signature Booklet Maker
Docuprint 350 Highlight Color
Docuprint 390 Highlight Color
5775 Digital Color Copier/Printer
EFI FIERY Controller 150
EFI FIERY Controller 200
4700 Color Laser Printing System

-------------------------------------

                              IMAGE SCIENCES/XEROX

EXHIBIT A
SCHEDULE 3                                   JOINT ENGAGEMENT TEAMING AGREEMENT

I.  CUSTOMER INFORMATION                                             New Xerox Customer              Yes____     No____

Company Name:________________________________                        Products already installed________________________

Site Address:________________________________                        New Image Sciences Customer    Yes____     No____

_____________________________________________
Xerox Customer Number________________________                        Products Already Installed_______________________

Xerox Product Opportunity___________________                         Image Sciences Product Opportunity_______________

Xerox Disclosure of Non-Image Sciences Marketing Partner Involvement: Company___________ Date______

Signature of the sales persons creating this teaming agreement indicate their intent to pursue a joint selling opportunity with the above named customer.  If the sale of a qualified product occurs Image Sciences will be entitled to the applicable fee.

Xerox Corporation:                                                   Image Sciences, Inc.:
------------------                                                   ---------------------
Sales Rep Name___________________________________                    Sales Rep Name______________________________________

District_________________________________________                    District____________________________________________

Telephone________________________________________                    Telephone___________________________________________

Signature__________________      Date____________                    Signature_____________________      Date____________

II.  XEROX AND IMAGE SCIENCES PRODUCT ORDERS TAKEN

New Xerox Products Ordered:                                          New Image Sciences Products Ordered:
---------------------------                                          ------------------------------------
Product       Quantity        Order Date      XRX Order #            Product         Quantity    Order Date      Application
________        ____          __________     ____________            _________       ____        __________       ____________
________        ____          __________     ____________            _________       ____        __________       ____________
                    NET NEW____ TRADE____

Validation:

The individuals below have verified that the above listed customer is qualified as specified in the Xerox/Image Sciences Cooperative Marketing Agreement in that the Image Sciences Representative has undertaken the following marketing/sales activities to forward the Customer's decision to order the Xerox product listed above: (a) established direct contact with the customer; (b) provided the Customer with relevant information regarding Xerox products; (c) maintained contact with the Customer; (d) actively assisted the Xerox Sales Representative in the sale, lease and/or license of such Xerox products; (e) actively cooperated with Xerox in insuring that such Xerox Products function together with applicable Image Sciences products in a manner acceptable to the Customer.

Xerox Approvals:                                                     Image Sciences Approvals:
----------------                                                     -------------------------
Manager's Name________________________________                       Manager's Name__________________________________

Signature_____________________________________                       Signature_______________________________________

Title____________________    Date ____________                       Title____________________    Date ______________

Telephone_____________________________________                       Telephone_______________________________________

III.  XEROX EQUIPMENT INSTALLATION COMPLETE

Product serial number_________________________                       Date Installed________NET NEW_____  TRADE_______

--------------------------------------------------------------------------------

Xerox Headquarters Approval:
---------------------------

Name______________________________________                           Signature_____________________________________

Title_______________________________________                         Telephone____________________ Date____________

                                                                           XEROX

Cooperative Marketing Agreement
EXHIBIT B

                                                           REFERRAL FEE SCHEDULE
                                                for the United States of America
                                                                    July 1, 1994



Image Sciences, Inc. and Xerox Corporation agree that the terms and conditions of this Exhibit B, an attachment to the Cooperative Marketing Agreement, will govern their participation and marketing activities within the Territory defined below.

                                I.  DEFINITIONS

     1.1  Qualified Image Sciences Referral.  The effort undertaken by You in
          ---------------------------------
marketing Xerox Products to a Customer where, at a minimum, You will: (i) establish contact with the Customer; (ii) provide information regarding Xerox Products; (iii) introduce Xerox representatives to key decision makers; (iv) provide Xerox with a prospect name as reflected on the "QUALIFIED REFERRAL FORM," which will be mutually agreed to and which shall be duly signed by Your authorized representative and the authorized Xerox representative.

     1.2  Disclosure Other Qualified Referrals.  The non-Xerox, non-Image
          ------------------------------------
Sciences parties eligible for a qualified referral commission and disclosed on the "QUALIFIED REFERRAL FORM."

     1.3  Territory.  The jurisdictions of the United States of America, and its
          ---------
territories and possessions.

     1.4  You.  Image Sciences, Inc.
          ---

     1.5  Products.  As the context requires, Xerox Products.
          --------

     1.6  Xerox.  Within the context of this Exhibit B, means Xerox Corporation
          -----
operations within the United States of America, and its territories and possessions.

                                 II.  COMMISSIONS

     2.1    Commissions.
            -----------

            (a) If you make a Qualified Image Sciences Referral to a Customer in the Territory and Xerox either sells, licenses to or leases (with an initial term of one year) or licenses to such Customer one or more newly installed Xerox Products where the Customer's purchase, lease or license of such Xerox Products was based upon a Qualified Referral and there are no Disclosed Other Qualified Referrals, Xerox will either pay a commission equal to a percentage of the price invoiced to the Customer for such purchase, lease or license or license net of any assessed taxes, duties, freight and insurance charges; or a fixed dollar fee, in each case as set forth in Section 2.4 below. Amounts set forth in
Section 2.4 below shall be reduced in an equitable manner as determined by Xerox when there are Disclosed Other Qualified Referrals.

            (b) Xerox may, at any time during the term hereof and upon written notice to Image Sciences, amend this Exhibit B to change the commission percentage or fixed dollar amount for any Products; provided, however, that any such change shall be applicable only as to commissions earned after the effective date of the change.

     2.2    Payment.  Xerox's obligation to pay fees shall accrue upon
            -------
installation and acceptance of its Products by the Customer. Xerox will use reasonable efforts to pay such fees to the other within thirty (30) days after the end of each calendar quarter during which the installation and acceptance of the Product occurred. Xerox will provide to you within 30 days of the end of each calendar quarter an installation report reflecting the number of units of Products installed as the result of a Qualified Referral by you, the amount of fees payable for each Product, and the Customer name and the installation address of the Products for which a fee is payable.

     2.3    Reversal.  In the event that Xerox for any reason reverses a sale,
            --------
lease and/or license transaction of any Product as to which a commission has been paid under this Agreement, and such reversal occurs within six (6) months of the date the Customer accepted such Product following its installation, then Xerox shall debit the amount of such commission against the next quarterly payment to be made under Section 2.1.

     2.4(A) Commission Schedule for Document Production Systems Products When
            -------------------
Sold or Leased

Model Number/Product Name                    Single Unit Sale Fee
-------------------------                    --------------------
DocuTech Production Publisher 135                   7,800
DocuTech Network Publisher135                       8,400
DocuTech Production Publisher 90                    5,400
DocuTech Network Publisher 90                       5,200
DocuPrint 390                                       5,600

DocuPrint 350 Highlight Color                       5,000
DocuPrint 390 Highlight Color                       8,000
5775 Digital Color Copier/Printer                   1,400
EFI FIERY Controller 150                            1,200
EFI FIERY Controller 200                            1,500


--------------------------------------------------------------------------------

2.4(B) Commission Schedule for Document Production Systems Products Which Qualify Under the Xerox Trade-In Program (XTI)

                                                Single Unit
Model Number/Product Name                    Trade-in Fee (XTI)
-------------------------                    ------------------
DocuTech Production Publisher 135                   2,000
DocuTech Network Publisher 135                      2,500
DocuTech Production Publisher 90                    1,000
DocuTech Network Publisher 90                       1,500
5775 Digital Color Copier/Printer                   1,000

                              IMAGE SCIENCES/XEROX

EXHIBIT B                                               QUALIFIED REFERRAL FORM

I.  CUSTOMER INFORMATION

Company Name:__________________________________________      New Xerox Customer    Yes_______     No________
Site Address:__________________________________________      Xerox Products already installed______________________________________
_______________________________________________________      ______________________________________________________________________
Xerox Customer number__________________________________
Xerox Product Opportunity______________________________

Xerox Corporation:                                           Image Sciences, Inc.:
-----------------                                            ____________________

Sales Rep Name_________________________________________      Sales Rep Name_________________________________________________________

District_______________________________________________      District_______________________________________________________________

Telephone______________________________________________      Telephone______________________________________________________________

Signature________________  Date________________________      Signature_____________________   Date__________________________________


II.  XEROX PRODUCT  ORDERS TAKEN

New Xerox Products Ordered:
--------------------------

Product     Quantity     Order Date      XRX ORDER #
_________    ______       ________       ___________
_________    ______       ________       ___________
                          NET NEW _____  TRADE _____

Validation:

The individuals below have verified that the above listed customer is a Qualified Referral as specified in the Xerox/Image Sciences Cooperative Marketing Agreement in that the Image Sciences Representative has undertaken the following marketing/sales activities to forward the Customer's decision to order the Xerox product listed above: (a) established direct contact with the customer, (b) provided the Customer with relevant information regarding Xerox products; (c) introduced Xerox representatives to key decision makers; (d) provided Xerox with a prospect name as reflected above.

Xerox Approvals:                                             Image Sciences Approvals:
---------------                                              ------------------------
Manager's Name_________________________________________      Manager's Name_________________________________________________________

Signature______________________________________________      Signature______________________________________________________________

Title_____________________________  Date_______________      Title_______________________________  Date_____________________________

Telephone_________________________                           Telephone___________________________

III.  XEROX EQUIPMENT INSTALLATION COMPLETE

Product serial number__________________________________      Date Installed__________________   NET NEW __________   TRADE ________

Xerox Headquarters Approval:
---------------------------

Name___________________________________________________      Signature______________________________________________________________

Title__________________________________________________      Telephone___________________________  Date_____________________________